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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 13, 1999
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                             VISKASE COMPANIES INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                      0-5485         95-2677354
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(State or other jurisdiction of       (Commission       (I.R.S.
 incorporation or organization)        File No.)        Employer
                                                    Identification
                                                          No.)


6855 West 65th Street, Chicago, Illinois                 60638
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
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Item 5. - Other Events
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On May 13, 1999, Viskase Companies, Inc. announced that the U.S.
District Court for the Northern District of Illinois, Eastern Division, has granted the motion of its wholly owned subsidiary, Viskase Corporation, to reinstate the $102.4 million damage award in the case of Viskase Corporation vs. American National Can. A copy of a press release relating to the damage award is attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
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  (c)     Exhibits

  EX-99   Press release dated May 13, 1999.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    VISKASE COMPANIES, INC.
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                                    Registrant




                                     By:  /S/ Gordon S. Donovan
                                          -------------------------
                                          Gordon S. Donovan
                                          Vice President, Chief
                                          Financial Officer and
                                          Treasurer


May 20, 1999
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Exhibit No.            Description of Exhibits             Page
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 EX-99      Press release dated May 13, 1999.